EXHIBIT 10.5

                                     FORM OF
                                WARRANT AGREEMENT


     THIS AGREEMENT is made and entered into as of the __ day of _________, 2001 by and between WEST METRO FINANCIAL SERVICES, INC., a Georgia corporation (the "Corporation"), and _________________________ (the "Warrant Holder").


                               W I T N E S S E T H
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     WHEREAS, the Warrant Holder has served as an organizer in the formation of the Corporation and the formation and establishment of First National Bank of West Metro (the "Bank"), the wholly-owned subsidiary of the Corporation; and

     WHEREAS, the Warrant Holder has purchased __________ shares of the Corporation's common stock, $1.00 par value per share (the "Common Stock"), at a price of $10.00 per share; and

     WHEREAS, the Warrant Holder will provide services to the Corporation as a director of the Corporation; and

     WHEREAS, the Warrant Holder will provide services to the Bank as a director of the Bank; and

     WHEREAS, the Corporation, in recognition of the financial risk undertaken by the Warrant Holder in organizing the Bank and the Corporation and in order to encourage the Warrant Holder's continued involvement in the successful operation of the Corporation and the Bank, desires to issue to the Warrant Holder the right to acquire additional shares of the Corporation's Common Stock.

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

     1.     Grant  of  Warrant.  Subject to the terms, restrictions, limitations
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and conditions stated in this Agreement, the Corporation hereby grants to the Warrant Holder the right (the "Warrant") to purchase all or any part of an aggregate of _____________ shares of the Common Stock, subject to adjustment in accordance with Section 7 of this Agreement.

     2.     Term;  Vesting;  Exercise.  The term for the exercise of the Warrant
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begins at 9:00 a.m., Eastern Time, on the first anniversary of the date that the Corporation first issues its common stock (the "Issue Date") and ends at 5:00 p.m., Eastern Time, on the tenth anniversary of the issuance date (the "Expiration Time"). The Warrant will vest in annual one-third (1/3) increments over a period of three years, beginning on the first anniversary of the Issue Date. The vested portion of the Warrant may be exercised in whole, or from time to time in part, at any time prior to the Expiration Time.

     3.     Required  Exercise.  Notwithstanding  any  other  provision  of this
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Agreement, if the Bank's capital falls below the minimum requirements as determined by the primary federal or state regulator of the Corporation or the Bank (the "Regulator"), the Regulator may direct the Corporation to require the Warrant Holder to exercise or forfeit his or her Warrant. The Corporation will notify the Warrant Holder within 45 days from the date the Regulator notifies the Corporation in writing that the Warrant Holder must exercise or forfeit his or her Warrant. The Corporation will cancel the Warrant if it is not exercised within 21 days of the Corporation's notification to the Warrant Holder. The Corporation agrees to comply with any Regulator's request that the Corporation invoke its right to require the Warrant Holder to exercise or forfeit his or her Warrant under the circumstances stated above.

     4.     Purchase Price.  The price per share to be paid by the Warrant
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Holder for the shares of Common Stock subject to the Warrant shall be $10.00, subject to adjustment as set forth in Section 7 of this Agreement (the price, as adjusted, is called the "Purchase Price").

     5.     Exercise  of  Warrant.  The Warrant  Holder may exercise the Warrant
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by delivering  the  following  to  the  Corporation:

          (a) Written notice of exercise specifying the number of shares of Common Stock with respect to which the Warrant is being exercised; and

          (b) A cashier's or certified check payable to the Corporation for the full amount of the aggregate Purchase Price for the number of shares as to which the Warrant is being exercised.

The Warrant Holder must deliver the notice of exercise and the cashier's or certified check to the address of the Corporation as set forth in Section 11(a) of this Agreement or any other address that the Corporation requests.

     6.     Issuance  of Shares.  Upon receipt of the items set forth in Section
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5 of this Agreement, and subject to the terms of this Agreement, the Corporation shall deliver to the Warrant Holder stock certificates for the number of shares specified in the notice to exercise, and shall register the share or shares in the name of the Warrant Holder. In no event shall the Corporation be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of the Warrant or any portion of the Warrant prior to the fulfillment of the following conditions:

          (a) The admission of such shares for listing on all stock exchanges on which the Common Stock is then listed;

          (b) The completion of any registration or other qualification of such shares which the Corporation shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body;

          (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body, which the Corporation shall determine to be necessary or advisable; or

          (d) The lapse of such reasonable period of time following the exercise of the Warrant as the Corporation may from time to time establish for reasons of administrative convenience.

     The Corporation shall have no obligation to obtain the fulfillment of these conditions; provided, however, that the Warrant Holder shall have one full calendar year after these conditions have been fulfilled to exercise his or her Warrant, notwithstanding any other provision in this Agreement.

     7.     Antidilution,  Etc.
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          (a) If, prior to the Expiration Time, the Corporation shall subdivide its outstanding shares of Common Stock into a greater number of shares, or declare and pay a dividend of its Common Stock payable in additional shares of its Common Stock, the Purchase Price, as then in effect, shall be proportionately reduced, and the Corporation shall proportionately increase the number of shares of Common Stock then subject to exercise under the Warrant (and not previously exercised).

          (b) If, prior to the Expiration Time, the Corporation shall combine its outstanding shares of the Common Stock into a smaller number of shares, the Purchase Price, as then in effect, shall be proportionately increased, and the Corporation shall proportionately reduce the number of shares of Common Stock then subject to exercise under the Warrant (and not previously exercised).

     8.     Reorganization,  Reclassification,  Consolidation  or  Merger.  If,
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prior to the Expiration Time, there shall be any reorganization or reclassification of the Common Stock (other than a subdivision or combination of shares provided for in Section 7 of this Agreement), or any consolidation or merger of the Corporation with another entity, the Warrant Holder shall be entitled to receive, during the remainder of the term of this Agreement and upon payment of the Purchase Price, the number of shares of stock or other securities or property of the Corporation or of the successor entity (or its parent company) resulting from such consolidation or merger, as the case may be, to which a holder of the Common Stock, deliverable upon the exercise of the Warrant, would have been entitled upon such reorganization, reclassification, consolidation or merger; and in any case, the Corporation shall make appropriate adjustments (as determined by the Board of Directors of the Corporation in its sole discretion) in the application of these provisions with respect to the rights and interests of the Warrant Holder so that the provisions set forth in this Agreement (including the adjustment of the Purchase Price and the number of shares issuable upon the exercise of the Warrant) shall be applicable, as nearly as may reasonably be practicable, to any shares or other property thereafter deliverable upon the exercise of the Warrant.

     9.     Notice  of  Adjustments.  Within  thirty  (30)  days  following  any
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adjustment provided for in Section 7 or Section 8 of this Agreement, the Corporation shall give written notice of the adjustment to the Warrant Holder at the address set forth in Section 11(a) of this Agreement or such other address as the Warrant Holder may request. The notice shall state the Warrant Purchase Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of the Warrant and shall set forth in reasonable detail the method of calculation of each.

     10.     Transfer  and  Assignment.
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          (a) During the Warrant Holder's lifetime, the Warrant and any rights under this Agreement shall be exercisable only by the Warrant Holder (or by the Warrant Holder's guardian or legal representative, should one be appointed). Except assignments or transfers made by will or under the laws of descent and distribution, the Warrant or any rights under this Agreement may not be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Warrant except as provided for in this Section 10 shall be null and void and without legal effect.

          (b) Shares of Common Stock acquired by exercise of the Warrant granted in this Agreement may not be transferred or sold unless the transfer is exempt from further regulatory approval or otherwise permissible under applicable law, including state and federal securities laws, and will bear a legend to this effect.

     11.     Miscellaneous.
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          (a) All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, telegram or facsimile transmission, or if mailed, by postage prepaid first class mail, on the third business day after mailing, to the following address (or at such other address as a party may notify the other hereunder):

          To  the  Corporation:

               West  Metro  Financial  Services,  Inc.
               361  Memorial  Drive  West
               Dallas,  Georgia  30132
               Attention:  J.  Michael  Womble

          To  the  Warrant  Holder:


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          (b) The Corporation covenants that it has reserved and will keep available, solely for the purpose of issue upon the exercise of the Warrant, a sufficient number of shares of Common Stock to permit the exercise hereof in full.

          (c) No holder of the Warrant, as such, shall be entitled to vote or receive dividends with respect to the shares of Common Stock subject to the Warrant or be deemed to be a shareholder of the Corporation for any purpose until such Common Stock has been issued.

          (d) This Agreement shall constitute the entire agreement contemplated by the Corporation and the Warrant Holder and may be amended only by an instrument in writing executed by the party against whom enforcement of the amendment is sought.

          (e) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          (f) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Georgia.


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     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be signed by its duly authorized officers and its corporate seal to be affixed hereto, and the Warrant Holder has executed this Agreement under seal, all as of the day and year first above written.

                                      WEST METRO FINANCIAL SERVICES, INC.


                                      By:
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                                      J.  Michael  Womble
                                      President and Chief Executive Officer



                                      WARRANT  HOLDER


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